Exhibit 21.1

Amphenol Corporation

Listing of Subsidiaries as of December 31, 2025

State or other Jurisdiction
Name of Subsidiary	of Incorporation

3395 Walden Avenue Acquisition Corp.	New York, U.S.A.
ABA Medical Technology (Dongguan) Co. Ltd	China
Accumetrics, Inc.	New York, U.S.A.
Add-On Computer Peripherals LLC	California, U.S.A.
Advantage Medical Electronics, LLC	Delaware, U.S.A.
Airmar EMEA EURL	France
Airmar Technology Corp.	New Hampshire, U.S.A.
Aither Groupe	France
All Sensors Corporation	California, U.S.A.
Alturna Connect N.V.	Netherlands
Alturna Direct N.V.	Netherlands
Alturna Financial Services N.V.	Netherlands
Alturna Networks N.V.	Netherlands
American Biosurgical Asia Medical Technology Limited	Hong Kong
American Biosurgical, LLC	Delaware, U.S.A.
American Conec Corporation	North Carolina, U.S.A.
Amphenol Adronics, Inc.	Delaware, U.S.A.
Amphenol Advanced Connector Vietnam Company Limited (AACVN)	Vietnam
Amphenol Advanced Sensors Germany GmbH	Germany
Amphenol Advanced Sensors Puerto Rico, LLC	Puerto Rico
Amphenol-Air LB GmbH	Germany
Amphenol Air LB North America, Inc.	Canada
Amphenol-Air LB SAS	France
Amphenol Airwave (Haiyan) Communication Electronics Co., Ltd.	China
Amphenol Alden Products Company	Delaware, U.S.A.
Amphenol Alden Products Mexico, S.A. de C.V.	Mexico
Amphenol Andrew Antennas India Private Limited	India
Amphenol Andrew Networks India Private Limited	India
Amphenol Antenna Solutions, Inc.	Illinois, U.S.A.
Amphenol Aorora Technology (Huizhou) Co., Ltd.	China
Amphenol AssembleTech (Xiamen) Co., Ltd.	China
Amphenol Australia Pty Ltd	Australia
Amphenol Automotive Connection Systems (Changzhou) Co., Ltd.	China
Amphenol Automotive Technology d.o.o. Trstenik	Serbia
Amphenol Bar-Tec, LTD	Israel
Amphenol Benelux B.V.	Netherlands
Amphenol-Borg Limited	United Kingdom
Amphenol-Borg Pension Trustees Limited	United Kingdom
Amphenol Borisch Technologies, Inc.	Delaware, U.S.A.
Amphenol Cabelcon ApS	Denmark
Amphenol Cable and Interconnect Technologies Asia Pacific Limited	Hong Kong
Amphenol Cable and Interconnect Technologies de Mexico, S. de R.L. de C.V.	Mexico
Amphenol Cable and Interconnect Technologies, Inc.	Delaware, U.S.A.
Amphenol Cable and Interconnect Technologies Switzerland GmbH	Switzerland
Amphenol Cables On Demand Corp.	Delaware, U.S.A.
Amphenol Canada Acquisition Corporation	Canada
Amphenol Canada Corp.	Canada
Amphenol (Changzhou) Advanced Connector Co., Ltd.	China
Amphenol (Changzhou) Connector Systems Co., Ltd.	China
Amphenol (Changzhou) Electronics Co., Ltd.	China
Amphenol CIT CV Holdings, LLC	Delaware, U.S.A.
Amphenol CNT (Xian) Technology Co., Ltd.	China
Amphenol Comercial S.A. de C.V.	Mexico
Amphenol Commercial and Industrial UK, Limited	United Kingdom

State or other Jurisdiction
Name of Subsidiary	of Incorporation

Amphenol Commercial Interconnect Korea Co., Ltd.	South Korea
Amphenol Commercial Products (Chengdu) Co., Ltd.	China
Amphenol Communication Electronics (Thailand) Co., Ltd.	Thailand
Amphenol Communication Electronics Vietnam Company Limited	Vietnam
Amphenol Connexus AB	Sweden
Amphenol ConneXus Ou	Estonia
Amphenol Critical Medical Holdings, LLC	Delaware, U.S.A.
Amphenol Critical Medical Technologies, LLC	California, U.S.A.
Amphenol Custom Cable, Inc.	Florida, U.S.A.
Amphenol-Daeshin Electronics and Precision Co., Ltd.	South Korea
Amphenol DC Electronics, Inc.	California, U.S.A.
Amphenol DC Electronics Malaysia Sdn. Bhd.	Malaysia
Amphenol Development Center Tunisia SARL	Tunisia
Amphenol East Asia Electronic Technology (Shenzhen) Co., Ltd.	China
Amphenol East Asia Limited	Hong Kong
Amphenol EEC, Inc.	Illinois, U.S.A.
Amphenol FCI Asia Pte. Ltd.	Singapore
Amphenol FCI Besancon SAS	France
Amphenol FCI Connectors Singapore Pte. Ltd.	Singapore
Amphenol FCI India Private Limited	India
Amphenol Fiber Optic Technology (Shenzhen) Co., Ltd.	China
Amphenol Finland Oy	Finland
Amphenol France Acquisition SAS	France
Amphenol France SAS	France
Amphenol Germany GmbH	Germany
Amphenol Gesellschaft m.b.H.	Austria
Amphenol Goldstar Electronic Systems (Baicheng) Co., Ltd.	China
Amphenol Goldstar Electronic Systems (Yulin) Co., Ltd.	China
Amphenol (Haiyan) Advanced Connector Co., Ltd.	China
Amphenol High Speed Cable Vietnam Company Limited (AHSCV)	Vietnam
Amphenol High Speed Technology India Private Limited	India
Amphenol High Speed Technology (Nantong) Co., Ltd.	China
Amphenol High Speed Technology Vietnam Company Limited (AHSTV)	Vietnam
Amphenol Highspeed IO Technology Vietnam Company Limited	Vietnam
Amphenol Holding SG Pte. Ltd.	Singapore
Amphenol Holding UK, Limited	United Kingdom
Amphenol Indemnity Inc.	Connecticut, U.S.A.
Amphenol Industrial Products India Private Limited	India
Amphenol Industrial Technology LLC	Korea
Amphenol Intercon Systems, Inc.	Delaware, U.S.A.
Amphenol Interconnect Electronics (Dongguan) Co., Ltd.	China
Amphenol Interconnect India Private Limited	India
Amphenol Interconnect Products Corporation	Delaware, U.S.A.
Amphenol Interconnect South Africa (Proprietary) Limited	South Africa
Amphenol International Ltd.	Delaware, U.S.A.
Amphenol Invotec Limited	United Kingdom
Amphenol Italia S.r.l.	Italy
Amphenol Japan Ltd.	Japan
Amphenol JET (Haiyan) Interconnect Technology Co., Ltd.	China
Amphenol Jet (Vietnam) Interconnect Technology Co., Ltd.	Vietnam
Amphenol-Kai Jack (Shenzhen) Inc.	China
Amphenol Kopek Electronics Hardware (Shenzhen) Co., Ltd.	China
Amphenol Kopek Holdings Company Limited	Hong Kong
Amphenol Kopek Trading Company Limited	Hong Kong
Amphenol Limited	United Kingdom
Amphenol LTW Technology Co., Ltd.	Taiwan
Amphenol Lütze Verwaltungs GmbH	Germany
Amphenol (Maryland), Inc.	Maryland, U.S.A.

State or other Jurisdiction
Name of Subsidiary	of Incorporation

Amphenol MCP Korea Limited	South Korea
Amphenol Medical Technologies (Dongguan) Co., Ltd.	China
Amphenol Middle East Enterprises FZE	U.A.E.
Amphenol Mobile Connector Solutions (Changzhou) Co., Ltd.	China
Amphenol Nelson-Dunn Technologies, Inc.	California, U.S.A.
Amphenol Netherlands Holdings 1 B.V.	Netherlands
Amphenol Netherlands Holdings 2 B.V.	Netherlands
Amphenol Network Solutions, Inc.	Washington, U.S.A.
Amphenol (Ningde) Electronics Co., Ltd	China
Amphenol Omniconnect India Private Limited	India
Amphenol Optimize Manufacturing Co.	Arizona, U.S.A.
Amphenol Optimize Mexico S.A. de C.V.	Mexico
Amphenol PCD, Inc.	Delaware, U.S.A.
Amphenol PCD (Shenzhen) Co., Ltd.	China
Amphenol Phitek Limited	New Zealand
Amphenol Phoenix (Anji) Telecom Parts Co., Ltd.	China
Amphenol Phoenix (Thailand) Co., Ltd.	Thailand
Amphenol Precision Optics GmbH	Germany
Amphenol Printed Circuits, Inc.	Delaware, U.S.A.
Amphenol Procom Inc.	Delaware, U.S.A.
Amphenol Provens SAS	France
Amphenol Qujing Technology Co., Ltd	China
Amphenol RF Asia Limited	Hong Kong
Amphenol RF Vietnam Company Limited	Vietnam
Amphenol Sensing Korea Company Limited	South Korea
Amphenol Services Asia Limited	Hong Kong
Amphenol Sincere Industrial Product Gyarto Kft.	Hungary
Amphenol Singapore Pte. Ltd.	Singapore
Amphenol Socapex SAS	France
Amphenol Sunpool (Haiyan) Automotive Electronics Co., Ltd.	China
Amphenol Sunpool (Liaoning) Automotive Electronics Co., Ltd.	China
Amphenol Systems GmbH	Germany
Amphenol T&M Antennas, Inc.	Delaware, U.S.A.
Amphenol Taiwan Corporation	Taiwan
Amphenol TCS de Mexico S.A. de C.V.	Mexico
Amphenol TCS Ireland Limited	Ireland
Amphenol TCS (Malaysia) Sdn. Bhd.	Malaysia
Amphenol Technical Products International Co.	Canada
Amphenol Technologies Holding GmbH	Germany
Amphenol Technology Macedonia Dooel Kocani	Macedonia
Amphenol Technology (Shenzhen) Co., Ltd.	China
Amphenol Technology Vietnam Co., Ltd.	Vietnam
Amphenol Technology (Zhuhai) Co., Ltd.	China
Amphenol Tecvox LLC	Delaware, U.S.A.
Amphenol Tel-Ad Ltd.	Israel
Amphenol-TFC (Changzhou) Communication Equipment Co., Ltd.	China
Amphenol TFC do Brasil Ltda.	Brazil
Amphenol TFC Fios e Cabos do Brasil Ltda.	Brazil
Amphenol TFC MDE Participacoes Ltda.	Brazil
Amphenol Thermometrics, Inc.	Pennsylvania, U.S.A.
Amphenol Thermometrics (UK) Limited	United Kingdom
Amphenol (Tianjin) Electronics Co., Ltd.	China
Amphenol Times Microwave Electronics (Shanghai) Limited	China
Amphenol Trackwise Designs Limited	United Kingdom
Amphenol Treasury Co., Inc.	Delaware, U.S.A.
Amphenol-Tuchel Electronics GmbH	Germany
Amphenol Tuchel Industrial GmbH	Germany
Amphenol Tunisia SARL	Tunisia

State or other Jurisdiction
Name of Subsidiary	of Incorporation

Amphenol Turkey Bağlantı Çözümleri Limited Şirketi	Turkey
Amphenol Turkey Teknoloji Limited Sirketi	Turkey
Amphenol USHoldco Inc.	Delaware, U.S.A.
Amphenol Xgiga (Vietnam) Communication Technology Company Limited	Vietnam
Amphenol (Xiamen) High Speed Cable Co., Ltd.	China
Amphenol (Yibin) Sensors & Connection Systems Co., Ltd.	China
Amphetronix Offset Interconnect Solutions Private Limited	India
Andrew Design & Integration UK Limited	United Kingdom
Andrew Espana, S.A.U	Spain
Andrew Finland Oy	Finland
Andrew France S.A.R.L.	France
Andrew Italy S.rl.	Italy
Andrew Japan K.K.	Japan
Andrew Technologies AG	Switzerland
Andrew Wireless Austria GmbH	Austria
Andrew Wireless Czech spol. s r.o.	Czech Republic
Andrew Wireless Switzerland AG	Switzerland
Andrew Wireless Systems GmbH	Germany
Andrew Wireless Systems UK Limited	United Kingdom
Anytek Electronic Technology (Shenzhen) Co., Ltd.	China
Anytek International Co. Ltd.	Mauritius
Anytek International (Shanghai) Co., Ltd.	China
Anytek Technology Corporation Ltd.	Taiwan
Ardent Concepts, Inc.	New Hampshire, U.S.A.
Aria (Shenzhen) Technologies Co., Ltd.	China
Aria Technologies, Inc.	California, U.S.A.
Asia Connector Services, Ltd.	Delaware, U.S.A.
Auxel FTG India Pvt Ltd.	India
Auxel S.A.S.	France
Berg (UK) Limited	United Kingdom
Bernd Richter GmbH	Germany
Bipho SRL	Belgium
C&S Antennas, Inc.	Delaware, U.S.A.
Cablage International SARL	Tunisia
Cablescan B.V.	Netherlands
Cablescan Limited	United Kingdom
Cablescan Slovakia s.r.o.	Slovakia
Casco Automotive Singapore Pte. Ltd.	Singapore
Casco Automotive (Suzhou) Co., Ltd.	China
Casco Automotive Tunisia SARL	Tunisia
Casco do Brasil Ltda.	Brazil
Casco Holdings GmbH	Germany
Casco Imos Italia S.r.l.	Italy
Casco Logistics GmbH	Germany
Casco Products Corporation	Delaware, U.S.A.
Casco Schoeller GmbH	Germany
Cemm-Mex, S.A. de C.V.	Mexico
Cemm Thome Corp.	Delaware, U.S.A.
Cemm Thome SK, spol s.r.o.	Slovakia
Changzhou Amphenol Fuyang Communication Equipment Co., Ltd.	China
Charles Industries, LLC	Illinois, U.S.A.
CIT Mexico Holdings, LLC	Delaware, U.S.A.
CIT Switzerland Holdings GmbH	Switzerland
CMR Control Systems India Private Ltd	India
CMR (Far East) PTE LTD	Singapore
CMR Group SAS	France
CMR Hong Kong Holding Limited	Hong Kong
C.M.R. U.S.A., Inc.	Delaware, U.S.A.

State or other Jurisdiction
Name of Subsidiary	of Incorporation

C.M.R. USA, LLC	Delaware, U.S.A.
CommScope Mauritius International Holdings Ltd.	Mauritius
CommScope Telecommunications (China) Co., Ltd.	China
Conec Corporation	Canada
Conec Elektronische Bauelemente GmbH	Germany
Conec Polska Sp. z.o.o.	Poland
Conec (Shanghai) International Trading Co., Ltd.	China
Conec Slovakia s.r.o.	Slovakia
Conec s.r.o.	Czech Republic
Connor Manufacturing Service (Asia) Pte Ltd	Singapore
Connor Manufacturing Services, Inc.	California, U.S.A.
Connor Manufacturing Services (JB) Sdn. Bhd.	Malaysia
Connor Manufacturing Services (Kunshan) Co., Ltd.	China
Connor Manufacturing (Su Zhou) Co., Ltd.	China
Connor Metal Stamping de Mexico, S. DE R.L. DE C.V.	Mexico
Contactserve (Proprietary) Limited	South Africa
Contrôle Mesure Regulation Tunisie C.M.R.T.	Tunisia
Controle Mesure Regulation (UK) Limited	United Kingdom
Costronic S.A.	Switzerland
CSL Manufacturing C.V.	Netherlands
CTI Industries Inc.	Canada
Dalimar Instruments ULC	Canada
Data Guide Cable Corporation	Massachusetts, U.S.A.
DI U.S. Holdings, Inc.	New York, U.S.A.
Doubletree Ranch Holdings, LLC	Arizona, U.S.A.
East Asia Connector Services, Ltd.	China
EBY Electro Inc.	New York, U.S.A.
Edwin Deutgen Kunststofftechnik GmbH	Germany
Ehrlich Werkzeug- und Gerätebau GmbH	Germany
El-Cab Sp. z o.o.	Poland
EMC Srl	Italy
EWC Acquisition, LLC	Delaware, U.S.A.
Exa Thermometrics India Private Limited	India
FCI Connectors Canada, Inc.	Canada
FCI Connectors Dongguan Ltd.	China
FCI Connectors Hong Kong Limited	Hong Kong
FCI Connectors Korea Ltd.	South Korea
FCI Connectors Malaysia Sdn. Bhd.	Malaysia
FCI Connectors (Shanghai) Ltd.	China
FCI Connectors Sweden Aktiebolag	Sweden
FCI Connectors UK Limited	United Kingdom
FCI Deutschland GmbH	Germany
FCI Electronics Hungary Kft.	Hungary
FCI GBS India Private Limited	India
FCI Japan K.K.	Japan
FCI Nantong Ltd.	China
FCI PRC Limited	Hong Kong
FCI’s-Hertogenbosch B.V.	Netherlands
FCI Taiwan Limited	Taiwan
FCI USA LLC	New York, U.S.A.
FEP Fahrzeugelektrik Pirna GmbH & Co. KG	Germany
FEP Fahrzeugelektrik Pirna Verwaltungs GmbH	Germany
Fiber Systems International, Inc.	Texas, U.S.A.
Filec Production SAS	France
Filec SAS	France
Flexus USA Inc.	New York, U.S.A.
Fozmula GmbH (Germany)	Germany
Friedrich Göhringer Elektrotechnik GmbH	Germany

State or other Jurisdiction
Name of Subsidiary	of Incorporation

Friedrich Lütze GmbH	Germany
Gemeco Marine Accessories, LLC	New Hampshire, U.S.A.
Genasco S.A. de C.V.	Mexico
General Assembly Corporation	Texas, U.S.A.
GIC & GJM Automotive Harnesses S.R.L.	Romania
GJM Components MX, S. de R.L. de C.V.	Mexico
GJM Components N.A., Inc.	Texas, U.S.A.
GJM Components S.R.L.	Romania
GJM S.A.	Spain
Glaxid Holding SAS	France
GreenElec Integrated Power Solutions Ltd.	Nigeria
Guangzhou Amphenol Electronics Co., Ltd.	China
Guangzhou Amphenol Sincere Flex Circuits Co., Ltd.	China
Guangzhou FEP Automotive Electric Co., Ltd.	China
Halo Technology Bidco B.V.	Netherlands
Halo Technology Bidco, Inc.	Delaware, U.S.A.
Halo Technology Bidco Limited	Guernsey
Halo Technology Bidco SRL	Belgium
Halo Technology Limited	Guernsey
Halo Technology Midco Limited	Guernsey
Hangzhou Amphenol JET Interconnect Technology Co., Ltd.	China
Hangzhou Amphenol Phoenix Hong Kong Company Limited	Hong Kong
Hangzhou Amphenol Phoenix Telecom Parts Co., Ltd.	China
Holland Electronics, LLC	California, U.S.A.
Hurricane Rd, LLC	Indiana, U.S.A.
ICA de Mexico, Inc.	Delaware, U.S.A.
ICA Mid-Atlantic, Inc.	Delaware, U.S.A.
ICA Midwest, Inc.	Delaware, U.S.A.
ICA Northeast, Inc.	Delaware, U.S.A.
ICA Northeast, Inc.	New Hampshire, U.S.A.
ICA South, Inc.	Georgia, U.S.A.
Integra Biotechnical S.A. de C.V.	Mexico
Integrated Cable Assembly Holdings, Inc.	Delaware, U.S.A.
Integrated Cable Assembly Holdings, S.A. de C.V.	Mexico
Intelligente Sensorsysteme Dresden GmbH	Germany
Ionix Systems Limited	United Kingdom
Ionix Systems Ou	Estonia
IRF Intelligent-RF Solutions, LLC	Maryland, U.S.A.
Jaybeam Limited	United Kingdom
Jaybeam Wireless SAS	France
KE Elektronik GmbH	Germany
KE Ostrov-Elektrik, s.r.o.	Czech Republic
KE Presov Elektrik, s.r.o.	Slovakia
KonneKtech, Ltd.	Delaware, U.S.A.
Kunshan Amphenol Zhengri Electronics Co., Ltd.	China
Lectric SARL	Tunisia
LID Technologies SAS	France
LifeSync Corporation	Delaware, U.S.A.
LinxIT LLC	California, U.S.A.
LTW Technology (Samoa) Co., Ltd.	Samoa
LTW Top Tech (Samoa) Co., Ltd.	Samoa
LUETZE International GmbH	Germany
Luetze Trading (HongKong) Co., Limited	Hong Kong
Luetze Trading (Shanghai) Co., Ltd.	China
Lütze AG	Switzerland
Lütze Consulting & Services GmbH & Co.	Germany
Lütze Elektrotechnische Erzeugnisse GmbH	Austria
LUTZE Limited	United Kingdom

State or other Jurisdiction
Name of Subsidiary	of Incorporation

LUTZE S.A.S.	France
LUTZE S.L.	Spain
Lütze Transportation GmbH	Germany
Lutze, Inc.	Delaware, U.S.A.
Lütze, s.r.o.	Czech Republic
LWL-Sachsenkabel GmbH-Spezialkabel und Vernetzungstechnik	Germany
Marport Americas, Inc.	Washington, U.S.A.
Marport ehf.	Iceland
Marport France SAS	France
Marport Norge AS	Norway
Marport South Africa Proprietary Limited	South Africa
Marport Spain S.L.U.	Spain
Marport UK Ltd.	United Kingdom
Martec Limited	United Kingdom
MedTech Asia Holdings Limited	Hong Kong
MicroConnex Corporation	Washington, U.S.A.
Mocorp Holding A/S	Denmark
MSI Transducers Corp.	Massachusetts, U.S.A.
MTI Medical Cables, LLC	North Carolina, U.S.A.
Nantong Docharm Amphenol Automotive Electronics Co., Ltd.	China
Narda AcquistionCo., Inc.	Delaware, U.S.A.
NARDA Euro AcquiCo GmbH	Germany
Narda Holdings, Inc.	Delaware, U.S.A.
Narda Safety Test Solutions GmbH	Germany
Narda Safety Test Solutions Srl	Italy
New Product Integration Solutions, Inc.	California, U.S.A.
NPI Cable Manufacturing (Suzhou) Co. Ltd.	China
NPI Solutions (Singapore) (Pte.) Ltd.	Singapore
Office Leasing Corporation, S. de R.L. de C.V.	Mexico
Onanon Inc.	California, U.S.A.
Outdoor Wireless IP Holdings LLC	Delaware, U.S.A.
Outdoor Wireless Networks Australia Pty Ltd.	Australia
Outdoor Wireless Networks LLC	Delaware, U.S.A.
PCB Group Sales Company, Inc.	Delaware, U.S.A.
PCB Piezotronics BV	Belgium
PCB Piezotronics GmbH	Germany
PCB Piezotronics, Inc.	New York, U.S.A.
PCB Piezotronics Limited	United Kingdom
PCB Piezotronics of North Carolina, Inc.	Delaware, U.S.A.
PCB Piezotronics S.A.	France
PCB Piezotronics Sensor Technology (Beijing) Co., Ltd.	China
PCB Piezotronics Srl	Italy
PCTEL, Inc.	Delaware, U.S.A.
PCTEL Europe AB	Sweden
PCTEL (Tianjin) Wireless Telecommunications Products Co., Ltd.	China
PerLoga Personal und Logistik GmbH	Germany
Piezotech, LLC	Indiana, U.S.A.
Piher Sensors & Controls S.A.	Spain
Plasmotech Pte. Ltd.	Singapore
Positronic Asia Pte. Ltd.	Singapore
Positronic Industries, Inc.	Missouri, U.S.A.
Positronic Industries, SAS	France
Positronic Interconnects Private Limited	India
Precision Wireless LLC	China
Procaly	France
Procom A/S	Denmark
Procom Deutschland GmbH	Germany
Procom France SARL	France

State or other Jurisdiction
Name of Subsidiary	of Incorporation

ProLabs (UK) Limited	United Kingdom
ProLabs Holdings Limited	United Kingdom
Providien Machining & Metals, LLC	California, U.S.A.
PT Casco SEA	Indonesia
PT Plasmotech Batam	Indonesia
Pyle-National Limited	United Kingdom
Q Microwave, Inc.	California, U.S.A.
RFS Technologies, Inc.	Delaware, U.S.A.
Rochester Acquisition Holdings, LLC	Delaware, U.S.A.
Rochester Electro-Medical, Inc.	Florida, U.S.A.
Rochester Guages Mexico, S. de R.L. de C.V. (Mexico)	Mexico
Rochester Sensors Europe Limited (Ireland)	Ireland
Rochester Sensors, LLC	Texas, U.S.A.
Rochester Sensors SA	Belgium
Rochester Sensors, S.A. de C.V. (Mexico)	Mexico
Rochester Sensors (Shanghai) Co. Ltd. (China)	China
Rochester Sensors UK Limited (UK)	United Kingdom
S.C.I. Palin	France
SGX Europe Sp. z.o.o.	Poland
SGX Sensortech China Holdco Limited	United Kingdom
SGX Sensortech China Limited	China
SGX Sensortech GmbH	Germany
SGX Sensortech SA	Switzerland
Shanghai Amphenol Airwave Communication Electronics Co., Ltd.	China
Shanghai Amphenol Airwave Communication Electronics (Hong Kong) Limited	Hong Kong
Shanghai Tecvox Trading Co., Ltd.	China
Shenyang Amphenol Sunpool Automotive Electronics Co., Ltd.	China
Shenzhen, LLC	Delaware, U.S.A.
Sine Systems Corporation	Delaware, U.S.A.
Skylane Optics do Brasil Servicos de Pesquisa Ltda.	Brazil
Skylane Optics Inc.	Delaware, U.S.A.
Skylane Optics SA	Belgium
Societe d’Etudes et de Fabrications Electroniques et Electriques	France
Solid Optics EU N.V.	Netherlands
Solid Optics LLC	Delaware, U.S.A.
Sous-traitance international du Sahel	Tunisia
Spectra Strip Limited	United Kingdom
SSI Technologies GmbH	Germany
SSI Technologies LLC	Wisconsin, U.S.A.
SSI Technologies s.r.o.	Czech Republic
Starpall Limited (Ireland)	Ireland
Stemfi S.A.S.	France
Suzhou CMR Electronic Devices Co., Ltd.	China
SV Microwave, Inc.	Florida, U.S.A.
TCS Japan K.K.	Japan
Tecvox Europe S.r.l.	Italy
Telect de Mexico S. de R.L. de C.V.	Mexico
Temposonics GmbH & Co. KG	Germany
Temposonics, LLC	Delaware, U.S.A.
Temposonics Verwaltungs GmbH	Germany
TFC South America S.A.	Argentina
The Modal Shop, Inc.	Ohio, U.S.A.
Thermometrics Mexico, S.A. de C.V.	Mexico
Times Fiber Canada Limited	Canada
Times Fiber Communications, Inc.	Delaware, U.S.A.
Times Microwave Systems, Inc.	Delaware, U.S.A.
Times Wire and Cable Company	Delaware, U.S.A.
TPC Wire & Cable Corp.	Delaware, U.S.A.

State or other Jurisdiction
Name of Subsidiary	of Incorporation

TPC Wire & Cable Canada Corp.	Canada
TPCW Mexico, S. de R.L. de C.V.	Mexico
Tri-Star Electronics International, Inc.	Delaware, U.S.A.
U-Jin Cable Industry Co., Ltd.	South Korea
Unlimited Services of Wisconsin, LLC	Delaware, U.S.A.
US Wire Group, S. de R.L. de C.V.	Mexico
VCI Acquisition, LLC	Florida, U.S.A.
Xgiga Communication Technology Co., Ltd.	China
XMA Corporation	New Hampshire, U.S.A.
Zhongshan Feisaide Electromechanical Co., Ltd.	China